                             KENILWORTH FUND, INC.
                           One First National Plaza
                                  Suite 2594
                           Chicago, Illinois  60603
                                 (312)236-5388

                                 ANNUAL REPORT
                               December 31, 1995

  Dear Fellow Shareholders:

  1995 was a good year for our Fund, as it was generally for most investors. The Fund's net asset value rose from $9.64 at the beginning of the year, to a high of $12.98 in November, while finishing the year at $12.34 before dividends and $11.93 after distributing $.41 of income and capital gain dividends. The Fund's total return for the year ended December 31, 1995 was 28.03%.

  As you may recall, The Wall Street Journal in a front page article on small "young" mutual funds singled out our Fund for its performance and its investment advisor's experience. Most shareholders responded favorably to the good press, several increased their holdings in the Fund as a result of the article. We continue to attract new shareholders and new assets. Shareholders have increased by 27%, and total shareholder assets have increased to over $5 million since the end of 1994. We hope to achieve total assets of $10 million by the end of 1996.

  Technology stocks proved to be volatile in 1995, hence the Fund took short-term profits whenever the opportunity arose.
  We expect 1996 will be another good year for the Fund.

  We sincerely thank you for your continued support



  Ms. Mohini C. Pai, President
  Ms. Savitri P. Pai, Secretary/Treasurer



  Portfolio Manager: The Fund's portfolio manager, Mr. B. Padmanabha Pai, founded Institutional Portfolio Services Ltd. an investment advisory organization. He has been managing pension funds, personal trusts, university endowments and funds for wealthy individuals for the last twenty-six years. Prior to portfolio management he taught investment theory at the university level.

  Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index.
  For the period beginning July 1, 1993 and ending December 31, 1995 your investment in the Fund would be $12,903 as compared to a theoretical investment in the S&P 500 which would have grown to $15,327. This performance includes the reinvestment of dividends.





  Cumulative Total Returns
  Periods ended December 31, 1995     Past 1 Year  Life of Fund
  Kenilworth Fund, Inc.               28.03%       24.72%
  S&P 500                             37.57%       46.35%

  Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

  Average Annual Returns
  Periods ended December 31, 1995 Past 1 Year  Life of Fund
  Kenilworth Fund, Inc.           28.03%       9.23%
  S&P 500                         37.57%       16.45%

  Average annual returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

  Total returns and yields are based on past results and are not indicative of future performance.

                              KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                              December 31, 1995

                          Shares or               Market
COMMON STOCKS 95.39%a     Principal Amt.  Cost    Value   Percent
Autos            5.16%
    Federal Signal        2,500           $48,613 $64,687 1.27
    Ford Motor            4,000           124,843 115,500 2.27
    Chrysler Corp.        1,500            78,293  82,687 1.62

Construction     0.40%
    Empresas ICA Sociedad 2,000            20,140  20,500 0.40

Computer-Semiconductor   18.02%
    Intel Corp.          9,000            442,338 510,750 10.02
 Applied Materials, Inc.*6,000            230,425 236,250  4.63
 Credence Systems Corp.* 1,000             29,320  22,875  0.45
  Cypress Semiconductor* 6,000            118,698  75,750  1.48
 Electro Scientific Ind.*1,000             27,695  29,250  0.57
    Tower Semiconductor* 2,000             52,390  44,250  0.87

Computer Software   8.55%
    Adaptec, Inc.*       6,300            200,563  58,300  5.06
    Adobe Systems, Inc.    500             25,500  31,000  0.61
    Oracle Systems, Inc.*1,500             58,500  63,563  1.25
    Silicon Graphics*    3,000            110,430  82,875  1.63

Computer Systems    9.85%
    Hewlett-Packard      6,000            339,830 502,500  9.85

Drugs               5.54%
    Merck & Co.          3,000            111,585 196,875  3.86
    Bristol-Myers Squibb 1,000             55,758  85,875  1.68

Electrical Equipment 4.24%
    General Electric     3,000            146,605 216,000  4.24

Finance             13.84%
Federal National Mortgage3,000            260,398 371,625  7.29
Federal Home Loan Mortgage4,000           255,105 334,000  6.55

Home Appliance      1.04%
    Whirlpool Corp       1,000             50,445  53,250  1.04

                            KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                              December 31, 1995

                          Shares or               Market
COMMON STOCKS             Principal Amt.  Cost    Value   Percent
Home Furnishing     0.90%
    Heilig-Meyers         2,500           46,175  45,938   0.90

Insurance           0.62%
    Loews Corp.             400           29,314  31,350   0.62

Metals              1.83%
    Phelps Dodge          1,500           95,918  93,375   1.83

Media               2.65%
    Grupo Televisa        6,000           130,920 135,000  2.65

Retail              0.86%
  Casey's General Stores  2,000           47,140   43,750  0.86

Telecommunications  11.95%
    Motorola, Inc.        7,000          395,750  399,000  7.82
    ADC Telecommunication*3,500           95,875  127,750  2.50
Comp. De Telefones De Chile1,000          77,195   82,875  1.63

Utility-Gas & Electric 4.90%
 Baltimore Gas & Electric 4,000           95,030  114,000  2.23
 General Public Utilities 4,000          118,155  136,000  2.67

Utilities-Telephone 5.04%
    Telefonos De Mexico   4,000          130,905  127,500  2.50
    A. T. & T             2,000          125,453  129,500  2.54
   Total Investments                   4,175,304  4,864,400

CASH AND RECEIVABLES
  NET OF LIABILITIES 4.61%               234,969  234,969

TOTAL NET ASSETS 100.00%              $4,410,273 $5,099,369
       (Equivalent to $11.93 per share based on
       427,355 shares of capital stock outstanding)
       a Percentages for various classifications relate to total
net assets.
       *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH FUND, INC.
                           STATEMENT OF OPERATIONS




                                                Year Ended
     INVESTMENT INCOME                       Dec. 31, 1995
        INCOME:
           Dividends                               $70,875
           Interest                                 27,119
              Total Income                          97,994

        EXPENSES:
           Investment Advisory Fees                 43,866
           Registration Fees                         1,340
           Administrative and Management Fees       20,000
           Insurance                                 1,350
           Auditing                                  7,073

           Banking Expenses                             40
           Annual Meeting                              500
           Printing and Postage                         49
           Custodian                                    72
           Dues and Subscriptions                      832
           Accounting Consulting                       185
           Other Expenses                              100
              Total Expenses                        75,407
           Expenses Reimbursed By Advisor          (1,130)
              Total Expenses Net of Reimbursement   74,277

        NET INVESTMENT INCOME:                      23,717

     NET REALIZED GAIN ON INVESTMENTS              153,265

     NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                             819,952

     NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                             973,217

     NET INCREASE IN NET ASSETS FROM OPERATIONS   $996,934


The accompanying notes are an integral part of these financial statements.

                            KENILWORTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS



                                        Year Ended    Year Ended
OPERATIONS:                             Dec. 31, 1995 Dec.31,1994

    Net Investment Income               $23,717       $20,713
    Net Realized Gain (Loss)
       on Investments                   153,265        (5,595)
    Net Increase (Decrease)
       in Unrealized Appreciation
       on Investments                   819,952      (202,637)
      Increase (Decrease) in Net Assets
         from Operations                996,934      (187,519)


 DISTRIBUTIONS to SHAREHOLDERS:

    Distributions from
       Net Investment Income            (23,717)      (20,713)
    Distributions from Net Realized
       Gains on Investments            (147,670)             0
      Decrease in Net Assets
         resulting from Distributions  (171,387)      (20,713)


 CAPITAL SHARE TRANSACTIONS:

    Proceeds From Shares Issued
        (55,220 and 89,402 shares issued, respectively)
                                         669,415       887,666
    Cost of Shares Redeemed
        (5,011 and 559 shares redeemed, respectively)
                                         (58,468)      (5,480)
Reinvested Dividends
        (11,097 and 1,682 shares, respectively)
                                          132,388       16,214
      Increase in Net Assets from Capital Share Transactions
                                          743,335      877,687

         Total Increase in Net Assets   1,568,882      690,168


 NET ASSETS AT BEGINNING OF PERIOD
      (366,049 and 275,524 shares outstanding, respectively)
                                        3,530,487    2,840,319

 NET ASSETS AT END OF PERIOD
      (427,355 and 366,049 shares outstanding, respectively)
                                       $5,099,369   $3,530,487



  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH FUND, INC.
                             FINANCIAL HIGHLIGHTS




\                               For the Years Ended December 31
                                1995      1994      1993a
Selected Per-Share Data
 Net Asset Value,
    beginning of period.........$9.64     $10.31    $10.00

 Income from Investment Operations
    Net Investment Income.......0.06b       0.06b     0.05
    Net Realized and Unrealized
     Gain (Loss) on Investments..2.64      (0.67)     0.31
               Total . . . . . . 2.70      (0.61)     0.36

 Less Distributions
    From Net Investment Income...0.06       0.06      0.05
         From Net Realized Gains 0.35       0.00      0.00
               Total . . . . . . 0.41       0.06      0.05

 Net Asset Value,
    end of period..............$11.93      $9.64    $10.31

Total Return . . . . . . . . . 28.03%      (5.95%)  7.16%c

Ratios and Supplemental Data
 Net Assets,
   end of period (in thousands)$5,099      $3,530   $2,840
 Ratio of Net Expenses
   to Average Net Assets.......1.69%b      1.70%b    0.52%
 Ratio of Net Investment Income
   to Average Net Assets . . . 0.54%b      0.67%b    0.65%
 Portfolio Turnover Rate. . . .82.17%      11.78%    0.00%

aJuly 1, 1993 (commencement of operations) to December 31, 1993.
bNet of reimbursement of expenses by Advisor.
cAnnualized.


The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1995


The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended December 31, 1995, purchases and sales of investment securities were $4,285,457 and $3,611,133 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of December 31, 1995 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Adviser and Investment Advisory Agreement and Transactions with Related Parties:
     The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $20,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

                              December 31, 1995


3.  Fair Value Of Financial Statements

    Substantially all of the Fund's assets and liabilities are considered financial instruments as defined by Statement of Financial Accounting Standards No. 107 and are either already reflected at fair value or are short-term or replaceable on demand. Therefore, their carrying amounts approximate fair values.

4.  Sources of Net Assets:

    As of December 31, 1995, the sources of net assets were as follows:
         Fund shares issued and outstanding     $4,410,273
         Unrealized Appreciation of Investments    689,096
         Total                                  $5,099,369

    Aggregate Net Unrealized Appreciation as of December 31, 1995 consisted of the following:

         Aggregate gross unrealized appreciation: $793,106
         Aggregate gross unrealized deprecation: (104,010)
         Net unrealized appreciation:             $689,096

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of the Kenilworth Fund, Inc.

We have audited the accompanying statement of net assets of the Kenilworth Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the years ended December 31, 1995 and December 31, 1994 and the period ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 1995, results of its operations for the year then ended, changes in its net assets for each of the two years then ended, and the financial highlights for each of the two years in the period ended December 31, 1995 and the period ended December 31, 1993 in conformity with generally accepted accounting principles.

CHECKERS, SIMON & ROSNER, LLP
Chicago, Illinois
January 15, 1996